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                                                                  EXHIBIT 10.103


            [DIVERSITY ENTERTAINMENT TELEVISION LETTERHEAD AND LOGO]

        DIVERSITY ENTERTAINMENT TELEVISION L.L.C./ATLANTA SALES AGREEMENT


         THIS IS TO CONFIRM YOUR PURCHASE OF AIRTIME FOR INTERNATIONAL FOOD SPECIALTIES AND ITS ASSIGNS (COLLECTIVELY "IFS") ON THE DIVERSITY ENTERTAINMENT TELEVISION L.L.C/ATLANTA ("DETV/ATLANTA") SCREEN LOCATED AT FOUNTAIN PLAZA, UNDERGROUND, ATLANTA.

         THE SPECIFIC TERMS OF YOUR AIRTIME PURCHASE ARE AS FOLLOWS:


         A)  TOTAL MINUTES PURCHASED:      40,000 PER YEAR @ $25.OO PER :60 UNIT
                                     -------------------------------------------

         B)  NUMBER OF SPOTS:    TBD         LENGTH(S):   :15, :30, :60 UNITS
                             -----------               -------------------------

         C)  TOTAL COST:    $1,000,000.00 PER YEAR MINIMUM FOR 1999 AND 2000
                        --------------------------------------------------------

         IFS WILL PROVIDE DETV/ATLANTA WITH ADVERTISING OR PROGRAMMING MATERIAL ON A 1" BETASP TAPE FOR EACH ADVERTISING/PROGRAMMING SPOT TO BE AIRED AT LEAST 14 DAYS PRIOR TO ITS INITIAL AIR DATE. PLEASE SEND MATERIAL TO DETV/ATLANTA, THE OLYMPIA BUILDING, LOFT STUDIO A, EIGHT DECATUR STREET, ATLANTA, GEORGIA 30303-2907. PRODUCTION COSTS, IF ANY, WILL BE BILLED SEPARATELY.

                              TERMS AND CONDITIONS

         1) THIS AGREEMENT WILL NOT BE CONSIDERED BINDING UNLESS THE TERMS AND CONDITIONS STIPULATED BELOW ARE MET AND A SIGNED ORIGINAL COPY OF THE CONTRACT WITH CREDIT REFERENCES ARE RECEIVED BY DETV/ATLANTA.

                  A) THIS CONTRACT IS BINDING FOR A MINIMUM TERM OF TWO (2) YEARS, COMMENCING ON THE DATE OF THE FIRST PURCHASE ORDER RECEIVED FROM IFS SUBJECT TO THIS CONTRACT.

                  B) THIS CONTRACT IS STRICTLY CONDITIONAL UPON THE SUCCESSFUL FUNDING AND COMPLETED CONSTRUCTION OF DETV/ATLANTA'S FIRST JUMBOTRON LOCATION EQUAL TO $2.8 MILLION DOLLARS. THIS FUNDING HAS BEEN IDENTIFIED BY DIVERSITY ENTERTAINMENT TELEVISION L.L.C./ATLANTA (DETV/ATLANTA) AS THE INITIAL FUNDING NEEDED BY DETV/ATLANTA TO ACCEPT AND EXECUTE ANY/ALL MEDIA BUYS CURRENTLY NEGOTIATED BY CONTRACT AND/OR LETTERS OF INTENT.

                  C) A MINIMUM DEPOSIT OF TEN PERCENT (10%) UPON APPROVAL OF FUNDING AS STIPULATED IN SECTION (1.B) IS REQUESTED WITH THIS CONTRACT AND WILL BE HELD IN ESCROW AT FIRST UNION NATIONAL BANK UNTIL SUCH TIME THAT ALL CONDITIONS OF THIS CONTRACT ARE MET AND PURCHASE ORDERS ARE RECEIVED AGAINST THIS DEPOSIT FROM IFS.

                  D) TRAFFICKING OF SPOT TIME INVENTORY SOLD TO IFS WILL BE ALLOCATED THROUGHOUT DAILY DAY-PARTED PROGRAMMING SEGMENTS ACCORDINGLY.

         - FIFTY PERCENT (50%) OF ALL INVENTORY HELD BY IFS WILL BE TRAFFICKED DURING WHAT IS DEEMED AND IDENTIFIED BY DETV/ATLANTA AS "PRIME TIME" ADVERTISING AVAILS WITHIN THE MONDAY THROUGH FRIDAY DAY-PARTS. MONDAY - FRIDAY: MORNING DRIVE 7 AM - 9 AM; AFTERNOON PEAK 12 NOON - 2 PM; EVENING DRIVE 4 PM - 6 PM; AFTER SEVEN PEAK 7 PM - 10 PM.



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         -    THIRTY PERCENT (30%) OF ALL INVENTORY HELD BY IFS WILL BE
              TRAFFICKED DURING WHAT IS DEEMED AND IDENTIFIED BY DETV/ATLANTA AS "FRINGE" SPECIAL EVENT AVAILS WITHIN THE FOLLOWING MONDAY THROUGH SUNDAY DAY-PARTS. MONDAY - FRIDAY: AFTERNOON FRINGE 11 AM - 12 NOON AND 2 PM - 3 PM; EVENING FRINGE 4 PM - 5 PM AND 6 PM -7 PM; SATURDAY - SUNDAY: AFTERNOON PEAK/FRINGE 12 NOON - 3 PM; EVENING PEAK/FRINGE 3 PM - 7 PM; AFTER SEVEN PEAK/FRINGE 7 PM - MIDNIGHT.

         - TWENTY PERCENT (20%) OF ALL INVENTORY HELD BY IFS WILL BE TRAFFICKED DURING WHAT IS DEEMED AND IDENTIFIED BY DETV/ATLANTA AS "OFF PEAK" ADVERTISING AVAILS WITHIN THE FOLLOWING MONDAY - SUNDAY DAY-PARTS. MONDAY - FRIDAY: MORNING OFF PEAK 9 AM - 11 AM; AFTERNOON OFF PEAK 11 AM - 12 NOON AND 2 PM - 3 PM; EVENING OFF PEAK 3 PM - 4 PM AND 6 PM - 7 PM; AFTER SEVEN OFF PEAK 7 PM - 12 MIDNIGHT. SATURDAY - SUNDAY: AFTERNOON OFF PEAK 12 NOON - 3 PM; EVENING OFF PEAK 3 PM - 7 PM AND AFTER SEVEN OFF PEAK 9 PM - MIDNIGHT.

                  E) WITH THIS CONTRACT, VIDEO COMMUNICATIONS NETWORK L.L.C.
         (VCN), PARENT COMPANY OF DETV/ATLANTA AGREES TO GRANT IFS A RIGHT OF FIRST REFUSAL TO PURCHASE AIR TIME INVENTORY ON FUTURE COMPANY OWNED DETV OPERATIONS. TERMS AND CONDITIONS GOVERNING THIS RIGHT OF FIRST REFUSAL ARE SUBJECT TO NEGOTIATIONS AND APPROVAL BY VCN.


         2) DETV/ATLANTA MAY TERMINATE THIS CONTRACT UPON DEFAULT BY IFS IN THE PROMPT PAYMENT OF BILLS WHEN DUE OR OTHER MATERIAL BREACH OF TERMS AND CONDITIONS HEREOF AT ANY TIME UPON PRIOR NOTICE TO IFS. UPON SUCH TERMINATION, ALL CHARGES FOR ADVERTISING COMPLETED HEREUNDER AND NOT PAID WILL BECOME IMMEDIATELY DUE AND PAYABLE BY IFS.

         3) DETV/ATLANTA MAY CANCEL ALL OR ANY PORTION OF ADVERTISING/PROGRAMMING COVERED BY THIS CONTRACT IN ORDER TO RUN PROGRAMMING WHICH DETV/ATLANTA DEEMS TO BE PUBLICLY SIGNIFICANT OR NEWSWORTHY, AND/OR TO RUN SPECIAL EVENTS PROGRAMMING. IN SUCH EVENT, IFS WILL BE NOTIFIED PRIOR TO ANY SUCH SPECIAL EVENTS SCHEDULING OR AT THE TIME OF BILLING IN THE CASE OF NEWSWORTHY COVERAGE. IFS CAN UTILIZE THIS TIME AT AN AGREED UPON FUTURE DATE OR AVAIL THIS TIME, FOR A FEE, TO DETV/ATLANTA FOR SPECIAL EVENT USE.

         4) ADVERTISING/PROGRAMMING PROVIDED BY IFS SUBJECT TO DETV/ATLANTA'S STANDARDS AND PRACTICES, AS AMENDED FROM TIME TO TIME, AND DETV/ATLANTA MAY EXERCISE A CONTINUING RIGHT TO REJECT ANY ADVERTISING/PROGRAMMING, INCLUDING (BUT NOT LIMITED TO) THE RIGHT TO REJECT FOR UNSATISFACTORY TECHNICAL QUALITY.

         5) DETV/ATLANTA WILL EXERCISE NORMAL PRECAUTIONS IN THE HANDLING OF PROPERTY AND MAIL, BUT ASSUMES NO LIABILITY FOR LOSS OR DAMAGE TO COMMERCIAL ANNOUNCEMENTS OF PROGRAMMING MATERIAL AND OTHER PROPERTY FURNISHED BY IFS IN CONNECTION WITH ADVERTISING/PROGRAMMING COVERED BY THIS CONTRACT OR OTHERWISE.


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         6) THE AIRTIME THAT IFS IS PURCHASING MAY BE ASSIGNED AND/OR
TRANSFERRED BY IFS BY OBTAINING THE WRITTEN CONSENT OF DETV/ATLANTA, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

         7) NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN CONTAINED, UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER FOR COMPENSATION, REIMBURSEMENT OR DAMAGES ON ACCOUNT OF PRESENT OR PROSPECTIVE PROFITS, EXPENDITURES, INVESTMENTS OR COMMITMENTS, WHETHER MADE IN THE ESTABLISHMENT, DEVELOPMENT OR MAINTENANCE OF BUSINESS REPUTATION OR GOODWILL, FOR LOSS OF DATA OR FOR ANY OTHER REASON WHATSOEVER OR FOR WITH RESPECT TO THIS CONTRACT AND IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS) OF ANY KIND ARISING OUT OF THIS CONTRACT, EVEN IF THEY HAVE KNOWLEDGE OF THE POSSIBILITY OF ANY SUCH POTENTIAL LOSS OR DAMAGE.

         8) DETV/ATLANTA HEREBY EXPRESSLY EXCLUDES AND DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, WHETHER EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY SUGGESTION, THAT DETV/ATLANTA WILL OPERATE, CONTINUE TO OPERATE OR OPERATE IN ANY PARTICULAR WAY, OR THAT ANY ADVERTISING/PROGRAMMING COVERED BY THIS CONTRACT WILL RUN OR CONTINUE TO RUN ON IT.

         9) THE UNDERSIGNED SHALL INDEMNIFY AND HOLD HARMLESS DETV/ATLANTA, ITS AFFILIATES, OFFICERS, MANAGERS, EMPLOYEES AND AGENTS (THE "INDEMNIFIED PARTIES") WITH RESPECT TO ANY CLAIMS OR ACTIONS AGAINST THE INDEMNIFIED PARTIES, OR ANY DAMAGES, LOSSES, LIABILITIES OR EXPENSES (INCLUDING ATTORNEYS' FEES) SUFFERED BY INDEMNIFIED PARTIES, WHICH RESULT FROM THE REASONABLE AND PROPER USE BY DETV/ATLANTA OF ANY ADVERTISING/ PROGRAMMING MATERIAL PROVIDED TO DETV/ATLANTA HEREUNDER BY OR ON BEHALF OF THE UNDERSIGNED.

         10) THE TERMS AND PROVISIONS OF THIS AGREEMENT SHALL BE BINDING UPON, INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY OR AGAINST THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         11) PAYMENT SHOULD BE MADE TO: DETV/ATLANTA, THE OLYMPIA BUILDING. LOFT STUDIO A, EIGHT DECATUR STREET, ATLANTA, GEORGIA 30303-2907. PAYMENT IS DUE WITHIN 15 DAYS OF RECEIPT OF INVOICE.

         PLEASE CONTACT YOUR SALES REPRESENTATIVE WITH ANY QUESTIONS YOU MAY HAVE AT 404-524-8600.

UNDERSTOOD AND AGREED TO BY:




/s/ Tyrone C. Johnson        9-23-98     /s/ Jason Slaughter             9/24/98
------------------------------------     ---------------------------------------
DETV/ATLANTA REPRESENTATIVE     DATE     ADVERTISER/AGENCY REPRESENTATIVE   DATE